SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): April 4, 2006


                            SAN JUAN FINANCIAL, INC.
                            ------------------------
                 (Name of Small Business Issuer in its charter)


    Colorado                        0-31357                   94-3363969
---------------------         ------------------         --------------------
(State of incorporation)     (Commission File No.)         (IRS Employer
                                                         Identification No.)

                             21 Waterway, Suite 300
                           The Woodlands, Texas 77380
           ------------------------------ ---------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (281)-362-2730


                            1240 India Street, #1907
                               San Diego, CA 92101
                     -------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01   Entry Into a Material Definitive Agreement

     See Items 3.02 and 5.02 of this report. The Company plans to change its name to Epic Capital Group and become actively involved in the oil and gas business.

Item 3.02   Unregistered Sales of Equity Securities

      On April 4, 2006 the Company sold:

     o    20,000,000 shares of its common stock to Rex Doyle for $200;
     o    20,000,000 shares of its common stock to John Ippolito for $200;
     o    2,000,000 shares of its common stock to David Reynolds for $200;
     o    1,000,000 shares of its common stock to Dana Walters for $10; and
     o    1,000,000 shares of its common stock to Joseph Lindquist for $10.

     The Company relied upon the exemption provided by Section 4(2) of the Securities Act of 1933 with respect to the sale of these shares.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On April 4, 2006, Mark W. Moniak, the Company's only officer and director, appointed Rex Doyle, John Ippolito and David Reynolds as directors of the Company. Following these appointments Mr. Moniak, resigned as an officer and director of the Company.

      The Company's directors then appointed the following persons to be officers of the Company:

            Name               Position

            Rex Doyle          Chief Executive and Principal Financial Officer
            John Ippolito      President
            David Reynolds     Executive Vice President and Secretary

     Rex Doyle (age 47) was a Vice President of Michael Baker Corporation between August 2000 and September 2002. Between September 2002 and April 2004 Mr. Doyle was Vice President of Business Development for Baker Energy MO/Services, Inc., a subsidiary of Michael Baker Corporation. Between April 2005 and April 2006 Mr. Doyle was Senior Vice President of operations for Baker Energy MO/Services.

     John Ippolito (age 47) was Business Development Manager - North and South America Integrated Project Management Division - for Schlumberger Ltd. between 2000 and August 2003. Between August 2003 and April 2006 Mr. Ippolito was Senior Business Development Director, Continental U.S., and Business Manager - Large Asset Management Contracts, for Michael Baker Corporation.

     David Reynolds (age 54) was a principal of Orion Oil & Gas L.L.C. between 2003 and December 2005. Since January 2006 Mr. Reynolds has been working on oil and gas projects.

      Mr. Doyle, Mr. Ippolito and Mr. Reynolds do not serve as an officer or director of any other publicly traded corporation.

      As of the date of this report the Company did not have any employment agreements with any of its officers.

Item 9.01   Financial Statements, Exhibits and Pro Forma Financial Information

      (d)   Exhibits

      10. Agreement for Sale of Common Stock.

                                       3

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   April 10, 2006                    SAN JUAN FINANCIAL, INC.


                                          By: /s/ Rex Doyle
                                              ----------------------------------
                                              Rex Doyle, Chief Executive Officer





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